Exhibit 99.1




                         CERTIFICATION



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of AccessTel, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 of the Company fully complies, in all material respects, with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ DAVID C. MERRELL
Date:  June 11, 2003                         By:  _________________________
                                                  David C. Merrell
                                                  President and Chief
                                                    Financial Officer